Exhibit 10.2

Amendment to the Credit Agreement

This Amendment to the Credit Agreement, as defined below (the “Amendment”) is made and entered into as of 7 January 2020, by and among, Powerfleet Israel Holding Company Ltd., Pointer Telocation Ltd. (the “Borrowers”) and Bank Hapoalim B.M. (the “Lender”).

Whereas	On 19 August, 2019 the Borrowers and the Lender entered into a credit agreement, as supplemented on October 3, 2019, and as may be amended, restated, varied, novated or supplemented from time to time (the “Credit Agreement”);

Whereas	the parties to the Credit Agreement mutually desire to make certain changes to the terms and conditions of the Credit Agreement, further as detailed in this Amendment.

Now therefore, the parties hereto represent, warrant, covenant and agree as follows:

1.	Amendment

Clause 10.1(a) to the Credit Agreement shall be amended and restated in its entirety and replaced with the following:

“Subject to paragraph (b) below, the Interest Periods for any Loan under the Term Loan Facilities shall be 3 (three) months, and shall end on March 25, June 25, September 25 and December 25 of each Financial Year (if applicable), except that (1) the first Interest Period may be shorter than 3 (three) months and (2) the last Interest Period shall end on the Final Maturity Date.”

2.	Miscellaneous

2.1.	Save to the extent expressly amended in the preceding paragraph of this Amendment, all other provisions of the Credit Agreement shall remain un-amended and continue to apply in full force and effect among the parties to the Credit Agreement, as amended hereby.

2.2.	This Amendment shall be governed by the terms and conditions of the Credit Agreement.

2.3.	Each capitalized term used in this Amendment and not explicitly defined otherwise herein, shall have the meaning ascribed thereto in the Credit Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

The Borrowers

PowerFleet Israel Holding Company Ltd.

By:	/s/ David Mahlab

By:	/s/ Yaniv Dorani

Attorney Confirmation

I, the undersigned, legal counsel of PowerFleet Israel Holding Company Ltd. (the “Company”), hereby confirm that Mr. Mahlab and Mr. Dorani are duly authorized to sign this Amendment for and on behalf of the Company, and that his signature together with the printed name of the Company is binding the Company for all purposes in relation to this Amendment.

/s/ Shy Baranov	Date: January 7, 2020

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Pointer Telocation Ltd.

By:	/s/ David Mahlab

By:	/s/ Yaniv Dorani

Attorney Confirmation

I, the undersigned, legal counsel of Pointer Telocation Ltd. (the “Company”), hereby confirm that Mr. Mahlab and Mr. Dorani are duly authorized to sign this Amendment for and on behalf of the Company, and that his signature together with the printed name of the Company is binding the Company for all purposes in relation to this Amendment.

/s/ Shy Baranov	Date: January 7, 2020

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The Lender

/s/ Bank Hapoalim B.M.
Bank Hapoalim B.M.

By:

By:

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